                                                                    Exhibit 99.7

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

I.   RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                               391,101.25

Available Funds:
  Contract Payments due and received in this period                                                            4,378,059.35
  Contract Payments due in prior period(s) and received in this period                                           674,801.31
  Contract Payments received in this period for next period                                                      148,335.48
  Sales, Use and Property Tax payments received                                                                  148,583.54
  Prepayment Amounts related to early termination in this period                                               1,652,343.74
  Servicer Advance                                                                                             1,744,566.27
  Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
  Transfer from Reserve Account                                                                                4,274,156.85
  Interest earned on Collection Account                                                                            4,159.30
  Interest earned on SPG Account                                                                                     296.18
  Proceeds from repurchase of Contracts per Contribution and Servicing
   Agreement Section 5.03                                                                                              0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01
   (Substituted contract < Predecessor contract)                                                                       0.00
  Amounts paid under insurance policies                                                                                0.00
  Maintenance, Late Charges and any other amounts                                                                      0.00

                                                                                                           ----------------
Total Available Funds                                                                                         13,416,403.27
Less: Amounts to be Retained in Collection Account                                                               444,946.52
                                                                                                           ----------------
AMOUNT TO BE DISTRIBUTED                                                                                      12,971,456.75
                                                                                                           ================

DISTRIBUTION OF FUNDS:

  1.  To Trustee - Fees (paid from Servicers Fees, see section X.)                                                     0.00
  2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
       Advances                                                                                                1,521,213.03
  3.  To Noteholders (For Servicer Report immediately following the Final
       Additional Closing Date)
        a) Class A1 Principal and Interest                                                                             0.00
        a) Class A2 Principal (distributed after A1 Note matures) and Interest                                         0.00
        a) Class A3 Principal (distributed after A2 Note matures) and Interest                                10,561,376.19
        a) Class A4 Principal (distributed after A3 Note matures) and Interest                                   517,178.81
        a) Class A5 Principal (distributed after A4 Note matures) and Interest                                         0.00
        b) Class B Principal and Interest                                                                         11,083.07
        c) Class C Principal and Interest                                                                         23,495.48
        d) Class D Principal and Interest                                                                         16,876.77
        e) Class E Principal and Interest                                                                         34,095.60

  4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
  5.  To Issuer - Residual Principal and Interest and Reserve Account Distribution
        a) Residual Interest (Provided no Restricting or Amortization Event
            in effect)                                                                                                 0.00
        b) Residual Principal (Provided no Restricting or Amortization Event
            in effect)                                                                                                 0.00
        c) Reserve Account Distribution (Provided no Restricting or
            Amortization Event in effect)                                                                              0.00
  6.  To Servicer, Tax, Maintenance, Late Charges and Bank interest earned
       and any other amounts                                                                                     153,039.02
  7.  To Servicer, Servicing Fee and other Servicing Compensations                                               133,098.79
                                                                                                           ----------------
TOTAL FUNDS DISTRIBUTED                                                                                       12,971,456.75
                                                                                                           ================
                                                                                                           ----------------
End of Period Collection Account Balance {Includes Payments in Advance &
  Restricting Event Funds (if any)}                                                                              444,946.52
                                                                                                           ================

II.    RESERVE ACCOUNTS

Beginning Balance                                                                           200,000.00         4,269,576.46
      - Add Investment Earnings                                                                 137.97             4,442.42
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                 0.00
      - Less Distribution to Certificate Account                                                137.97         4,274,018.88
                                                                                           -----------     ----------------
End of period balance                                                                      $200,000.00     $           0.00
                                                                                           ===========     ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                 $200,000.00     $   6,443,748.69
                                                                                           ===========     ================
                                                                                                                       0.00

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                              Pool A                              150,290,033.82
                              Pool B                               37,425,339.17
                                                                  --------------
                                                                                       187,715,372.99

Class A Overdue Interest, if any                                            0.00
Class A Monthly Interest - Pool A                                     533,187.52
Class A Monthly Interest - Pool B                                     139,939.79

Class A Overdue Principal, if any                                           0.00
Class A Monthly Principal - Pool A                                  8,372,411.10
Class A Monthly Principal - Pool B                                  2,033,016.58
                                                                  --------------
                                                                                        10,405,427.67

Ending Principal Balance of the Class A Notes
                              Pool A                              141,917,622.72
                              Pool B                               35,392,322.59
                                                                  --------------       --------------
                                                                                       177,309,945.32
                                                                                       ==============

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                              Class A1                                      0.00
                              Class A2                                      0.00
                              Class A3                             53,179,372.99
                              Class A4                            134,536,000.00
                              Class A5                                      0.00
                                                                  --------------
                                                                                       187,715,372.99

Class A Monthly Interest
                              Class A1 (Actual Number Days/360)             0.00
                              Class A2                                      0.00
                              Class A3                                155,948.51
                              Class A4                                517,178.81
                              Class A5                                      0.00
                                                                  --------------

Class A Monthly Principal
                              Class A1                                      0.00
                              Class A2                                      0.00
                              Class A3                             10,405,427.67
                              Class A4                                      0.00
                              Class A5                                      0.00
                                                                  --------------
                                                                                        10,405,427.67

Ending Principal Balance of the Class A Notes
                              Class A1                                      0.00
                              Class A2                                      0.00
                              Class A3                             42,773,945.31
                              Class A4                            134,536,000.00
                              Class A5                                      0.00
                                                                  --------------       --------------
                                                                                       177,309,945.32
                                                                                       ==============

Class A5

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                     Pool A                                2,560,253.03
                     Pool B                                  637,556.16
                                                           ------------
                                                                                3,197,809.19

Class B Overdue Interest, if any                                   0.00
Class B Monthly Interest - Pool A                              8,873.41
Class B Monthly Interest - Pool B                              2,209.66

Class B Overdue Principal, if any                                  0.00
Class B Monthly Principal - Pool A                                 0.00
Class B Monthly Principal - Pool B                                 0.00
                                                           ------------
                                                                                        0.00

Ending Principal Balance of the Class B Notes
                     Pool A                                2,560,253.03
                     Pool B                                  637,556.16
                                                           ------------         ------------
                                                                                3,197,809.19
                                                                                ============

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                     Pool A                                5,124,481.62
                     Pool B                                1,276,102.36
                                                           ------------
                                                                                6,400,583.98

Class C Overdue Interest, if any                                   0.00
Class C Monthly Interest - Pool A                             18,811.12
Class C Monthly Interest - Pool B                              4,684.36

Class C Overdue Principal, if any                                  0.00
Class C Monthly Principal - Pool A                                 0.00
Class C Monthly Principal - Pool B                                 0.00
                                                           ------------
                                                                                        0.00

Ending Principal Balance of the Class C Notes
                     Pool A                                5,124,481.62
                     Pool B                                1,276,102.36
                                                           ------------         ------------
                                                                                6,400,583.98
                                                                                ============

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                           Pool A                                3,414,995.93
                           Pool B                                  850,404.90
                                                                 ------------
                                                                                      4,265,400.83

Class D Overdue Interest, if any                                         0.00
Class D Monthly Interest - Pool A                                   13,512.00
Class D Monthly Interest - Pool B                                    3,364.77

Class D Overdue Principal, if any                                        0.00
Class D Monthly Principal - Pool A                                       0.00
Class D Monthly Principal - Pool B                                       0.00
                                                                 ------------
                                                                                              0.00

Ending Principal Balance of the Class D Notes
                           Pool A                                3,414,995.93
                           Pool B                                  850,404.90
                                                                 ------------         ------------
                                                                                      4,265,400.83
                                                                                      ============

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                           Pool A                                4,269,738.77
                           Pool B                                1,063,253.62
                                                                 ------------
                                                                                      5,332,992.39

Class E Overdue Interest, if any                                         0.00
Class E Monthly Interest - Pool A                                   27,297.86
Class E Monthly Interest - Pool B                                    6,797.73

Class E Overdue Principal, if any                                        0.00
Class E Monthly Principal - Pool A                                       0.00
Class E Monthly Principal - Pool B                                       0.00
                                                                 ------------
                                                                                              0.00

Ending Principal Balance of the Class E Notes
                           Pool A                                4,269,738.77
                           Pool B                                1,063,253.62
                                                                 ------------         ------------
                                                                                      5,332,992.39
                                                                                      ============

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                           Pool A                                   5,123,386.84
                           Pool B                                   1,275,829.73
                                                                    ------------
                                                                                         6,399,216.57

Residual Interest - Pool A                                                  0.00
Residual Interest - Pool B                                                  0.00

Residual Principal - Pool A                                                 0.00
Residual Principal - Pool B                                                 0.00                 0.00

Ending Residual Principal Balance
                           Pool A                                   5,123,386.84        -------------
                           Pool B                                   1,275,829.73         6,399,216.57
                                                                    ------------        =============

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                                           133,098.79
- Collection period Trustee Fee                                                         $   (5,127.45)
- Servicer Advances reimbursement                                                        1,521,213.03
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                          153,039.02
                                                                                        -------------
Total amounts due to Servicer                                                            1,802,223.39
                                                                                        =============

                       DVI RECEIVABLES XVI, L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                               170,429,587.27

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                             10,541,418.11

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            --------------
           ending of the related Collection Period                                                                  159,888,169.16
                                                                                                                    ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                         3,863,990.68

            - Principal portion of Prepayment Amounts                                                481,902.90

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                          6,195,524.53

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                       0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                0.00
                                                                                                  -------------
                      Total Decline in Aggregate Discounted Contract Balance                      10,541,418.11
                                                                                                  =============

POOL B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                42,528,485.88

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                              2,559,702.04

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            --------------
           ending of the related Collection Period                                                                   39,968,783.84
                                                                                                                    ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                         1,389,261.20

            - Principal portion of Prepayment Amounts                                              1,170,440.84

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                  0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                       0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                0.00
                                                                                                  -------------
                      Total Decline in Aggregate Discounted Contract Balance                       2,559,702.04
                                                                                                  =============
                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   199,856,953.00
                                                                                                                    ==============

                       DVI RECEIVABLES XVI, L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

    POOL A

                                        Discounted                                    Discounted
      Lease #                         Present Value                  Lease #        Present Value
      -------                         -------------               ---------        -------------
#*2636-001 (08/03)                     2,203,091.85
#*2008046-001 (08/03)                    121,650.51
#*1026-005 (10/03)                     3,649,027.00
#*2140-502 (10/03)                     1,536,674.82
#*2636-002 (10/03)                       666,215.60
#*2705-201 (10/03)                        30,456.64
#*2705-202 (10/03)                        14,348.20
#*2705-203 (10/03)                       128,772.75
#*2705-204 (10/03)                        28,696.45
#*2705-205 (10/03)                       141,333.07
                                                                  -------------
                                                       Totals:    $8,520,266.89

    POOL B

                                        Discounted                                    Discounted
      Lease #                         Present Value                 Lease #         Present Value
      -------                         -------------               --------         -------------
#*2008808-001 (09/03)                    $61,670.06

                                                                  ----------
                                                       Totals:    $61,670.06

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                         $  8,581,936.95
b) ADCB AT CLOSING DATE                                                            $429,583,246.18
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                               2.00%

*    ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

#    NONRECOVERABLE

                       DVI RECEIVABLES XVI, L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIII.   CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A

         Repurchases                                      $10,168,631.85

         Substitutions                                    $ 6,250,273.37

POOL B

         Repurchases                                      $   689,848.09

         Substitutions                                    $            -
                                                          --------------
TOTAL                                                     $17,108,753.31

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT
    CONTRACTS REPURCHASED                                 $17,108,753.31
b) ADCB AT CLOSING DATE                                   429,583,246.18
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                    3.98%

*    ANY DELINQUENT CONTRACT
     THE SERVICER HAS REPURCHASED FROM THE POOL

                       DVI RECEIVABLES XVI, L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                                                Predecessor
                                                                              Discounted          Predecessor          Discounted
Lease Lessee Name                                                            Present Value          Lease #           Present Value
----------------------------------                                           -------------        -----------       ----------------
3092-701                                                                     $1,285,497.56          3083-701        $    619,156.09
1026-005                                                                     $3,940,729.70          2706-201        $     81,139.77
3729-001                                                                     $1,587,776.40          2706-203        $    173,283.13
3729-002                                                                     $  274,210.76          2706-204        $     69,644.93
     CASH                                                                    $  134,588.62          2706-205        $    564,127.48
                                                                                                    2706-206        $    150,000.35
                                                                                                    2706-208        $    272,302.96
                                                                                                    2706-209        $    445,577.17
                                                                                                    2706-210        $     51,850.10
                                                                                                    2714-201        $    647,026.56
                                                                                                    2714-202        $    561,533.95
                                                                                                    3020-001        $  2,920,819.08
2140-THE HIT FACTORY OF FLORIDA                                              $1,662,459.55          2046-203        $    390,131.10
     CASH                                                                    $   45,960.10          2716-201        $  1,047,478.02
                                                                                                    2716-202        $    270,810.53

                                                                             -------------                          ---------------
                                              Totals:                        $8,931,222.69                          $  8,264,881.22

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $  8,264,881.22
b) ADCB OF POOL A AT CLOSING DATE                                                                                   $323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               2.55%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                              $0.00
b) Total discounted Contract Balance of Substitute Receivables                                               $0.00
c) If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES               NO X

POOL B                                                                                                                Predecessor
                                                                              Discounted          Predecessor         Discounted
Lease Lessee Name                                                            Present Value          Lease #          Present Value
------------------                                                           -------------        -----------       ---------------
     NONE

                                                                                -----                               ---------------
                                                                    Totals:     $0.00                               $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                   $105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                                 0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                              $0.00
b) Total discounted Contract Balance of Substitute Receivables                                               $0.00
c) If (a)>(b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES               NO X

                       DVI RECEIVABLES XVI, L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                                       Predecessor
                          Discounted                                    Predecessor            Discounted
Lease # Lessee Name      Present Value                                    Lease #            Present Value
-------------------      -------------                                  -----------         ----------------
3694-002                 $3,261,116.93                                  2771-001               3,215,821.21
3718-002                 $  758,012.82                                  2973-003                 180,086.79
3718-003                 $2,385,619.17                                  3042-701                 496,910.77
                                                                        3042-702                 496,545.09
                                                                        3042-703                 568,430.94
                                                                        2696-001                 229,571.22
                                                                        1789-003                 245,541.19
                                                                        2973-001                 545,805.09
                                                                        2003385-004              228,502.25
                                                                        2008553-001               27,358.62
                                                                        2009504-003               15,700.20
                         -------------                                                      ---------------
      Totals:            $6,404,748.92                                                         6,250,273.37

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                6,250,273.37
b) ADCB OF POOL A AT CLOSING DATE                                                           $323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                      $0.00
b) Total discounted Contract Balance of Substitute Receivables                       $0.00
c) If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD  YES                 NO X
                                                                        ---                 ----

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                 Predecessor
                           Discounted                                   Predecessor            Discounted
Lease # Lessee Name      Present Value                                    Lease #            Present Value
-------------------      -------------                                  -----------         ----------------
    NONE
                            -----                                                           ----------------
      Totals:               $0.00                                                           $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                           $105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                      $0.00
b) Total discounted Contract Balance of Substitute Receivables                       $0.00
c) If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD  YES                 NO X
                                                                        ---                 ----

                       DVI RECEIVABLES XVI, L.L.C. 2001-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 2003

XVI. POOL PERFORMANCE MEASUREMENTS

1.                                  AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                                         TOTAL OUTSTANDING CONTRACTS

    This Month                                  10,779,766.79              This Month                   199,856,953.00
    1 Month Prior                               10,661,733.53              1 Month Prior                212,958,073.15
    2 Months Prior                              12,255,188.95              2 Months Prior               220,797,680.15

    Total                                       33,696,689.27              Total                        633,612,706.39

    a) 3 MONTH AVERAGE                          11,232,229.76              b) 3 MONTH AVERAGE           211,204,235.46

    c) a/b                                               5.32%

2.  Does a Delinquency Condition Exist (1c > 6%)?
                                                                                     Yes                No      X
                                                                                         -------------     -----------
3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                            Yes                No     X
                                                                                         -------------     -----------
    B. An Indenture Event of Default has occurred and is then continuing?            Yes                No
                                                                                         -------------     -----------
4.  Has a Servicer Event of Default occurred?                                        Yes                No
                                                                                         -------------     -----------
5.  Amortization Event Check



    A. Is 1c > 8% ?                                                                  Yes                No     X
                                                                                         -------------     -----------
    B. Bankruptcy, insolvency, reorganization; default/violation of any
         covenant or obligation not remedied within 90 days?                         Yes                No
                                                                                         -------------     -----------
    C. As of any Determination date, the sum of all defaulted contracts since the Closing date exceeds 6% of the ADCB on the Closing
         Date?                                                                       Yes                No     X
                                                                                         -------------     -----------

6.  Aggregate Discounted Contract Balance at Closing Date                  Balance   $  429,583,246.18
                                                                                     -----------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                        TOTAL        % of Total
                                       A.D.C.B.        A.D.C.B.        A.D.C.B.
                                       --------        --------        --------
30 Days Overdue                     38,216,227.86   199,856,953.00     19.122%
60 Days Overdue                     22,378,508.95   199,856,953.00     11.197%
90 Days Overdue                      6,531,411.80   199,856,953.00      3.268%
120 Days Overdue                     1,938,873.98   199,856,953.00      0.970%
150 Days Overdue                     2,309,481.01   199,856,953.00      1.156%
180 Days Overdue                             0.00   199,856,953.00      0.000%